                                                               EXECUTION VERSION

                               LOAN SALE AGREEMENT

                               December 14, 2006,

                                     between

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Seller,

                                       and

                         CEF EQUIPMENT HOLDING, L.L.C.,
                                  as Purchaser

                                                             Loan Sale Agreement

     This LOAN SALE AGREEMENT ("Agreement" or "Sale Agreement") is entered into as of December 14, 2006 by and between GENERAL ELECTRIC CAPITAL CORPORATION, a
Delaware corporation ("GE Capital" or the "Seller") and CEF EQUIPMENT HOLDING,
L.L.C., a Delaware limited liability company (the "Purchaser").

     In consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1 of Annex A to this
Agreement.

     Section 1.2 Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Section 2 of Annex A shall govern. All
Annexes, Exhibits and Schedules hereto, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                   ARTICLE II

                               SALES OF CEF ASSETS

     Section 2.1 Sale of Loans. (a) Subject to the terms and conditions hereof the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all right, title and interest of the Seller in:

          (i)   the Loans, including the Loan Files, and all obligations of the
                Obligors thereunder, including the right to payment of any interest accrued and to accrue from and after December 1, 2006 or finance charges and other obligations of such Obligor with respect thereto due or to become due on or after the Cutoff
                Date;

          (ii)  all Related Security and Collections with respect thereto;

          (iii) all other property now or hereafter in the possession or custody of, or in transit to, the Issuer, the Servicer, any Sub-Servicer or the Seller relating to any of the foregoing;

          (iv)  all Records with respect to any of the foregoing; and

          (v)   all proceeds of the foregoing (collectively the "CEF Assets").

          (b) On or before the Closing Date, the Seller shall (i) indicate in its computer files that the CEF Assets have been sold to the Purchaser pursuant to this Agreement by

                                                             Loan Sale Agreement

     so identifying such CEF Assets with an appropriate notation and (ii)
     deliver to the Purchaser or its designee the following documents
     (collectively, the "Loan Files"):

          (i)   the original fully executed copy of the Loan;

          (ii)  a record or facsimile of the original credit application fully executed by the Obligor;

          (iii) the original certificate of title or file stamped copy of the
                UCC financing statement or such other documents evidencing the security interest of the Purchaser in the Equipment; and

          (iv)  any and all other documents relating to a Loan, an Obligor or any of the Equipment.

     Section 2.2 Grant of Security Interest. The parties hereto intend that the sale pursuant to Section 2.1 hereof shall constitute a purchase and sale and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.2, if a court of competent jurisdiction determines that the sale provided for herein constitutes a loan and not a purchase and sale, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted, and the
Seller hereby grants, to the Purchaser a first priority lien and security interest in and to all of the Seller's right, title and interest in, to and under the CEF Assets sold and transferred by the Seller on the Closing Date. The possession by the Purchaser of notes and such other goods, money, documents, chattel paper or certificated securities shall be deemed to be "possession by or delivery to secured party" for purposes of perfecting the security interest pursuant to the UCC in force in the relevant jurisdiction (including, without limitation, Section 9-313(c)(1) thereof). Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law (except that nothing in this sentence shall cause any Person to be deemed to be an agent of the Purchaser for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Purchaser in writing).

     Section 2.3 Sale Price. (a) As consideration for the sale of the CEF Assets pursuant to Section 2.1 hereof, the Purchaser shall pay to the Seller on the
Closing Date, the CEF Cash Purchase Price for the CEF Assets sold and transferred by the Seller to the Purchaser on the Closing Date. The CEF Cash
Purchase Price for the sale of CEF Assets shall be an amount equal to the fair market value thereof as agreed upon by the Purchaser and the Seller prior to such sale.

          (b) The CEF Cash Purchase Price for the CEF Assets sold by the Seller under this Agreement shall be payable in full in cash by the Purchaser on the Closing Date. On the Closing Date, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller the CEF Cash Purchase Price in same day funds.

                                        2                    Loan Sale Agreement

                                   ARTICLE III

                              CONDITIONS PRECEDENT

     Section 3.1 Conditions to Sale. The sale hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which, except clause (e) below, may be waived in writing by the Purchaser) as of the Closing Date:

          (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Seller and the Purchaser, and the
     Purchaser shall have received such documents, instruments, agreements and legal opinions as the Purchaser shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Purchaser.

          (b) The Purchaser shall have received satisfactory evidence that the
     Seller has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          (c) The Seller shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(c), except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (d) The representations and warranties of the Seller contained herein or in any other Related Document shall be true and correct in all material respects (or, to the extent any such representation or warranty is qualified by a materiality standard, such representation or warranty shall be true and correct) as of the Closing Date, both before and after giving effect to such sale, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement.

          (e) At the time of such sale, the Purchaser shall have sufficient funds on hand to pay the CEF Cash Purchase Price.

          (f) The Seller shall be in compliance with each of its covenants and other agreements set forth herein.

          (g) The Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the
     Purchaser as the Purchaser may reasonably request.

The consummation by the Seller of the sale of CEF Assets on the Closing Date shall be deemed to constitute, as of the Closing Date, a representation and warranty by the Seller that the conditions in clauses (d), (f) and (g) of this
Section 3.1 have been satisfied.

                                        3                    Loan Sale Agreement

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.1 Representations and Warranties of the Seller. To induce the
Purchaser to purchase the CEF Assets, the Seller makes the following representations and warranties to the Purchaser, as of the Closing Date, each and all of which shall survive the execution and delivery of this Agreement.

          (a) Corporate Existence; Power and Authority. The Seller (i) is a
     corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and (ii) has all requisite power and authority and licenses to conduct its business, to own its properties and to execute, deliver and perform its obligations under this Agreement.

          (b) UCC Information. The true legal name of the Seller as registered in the jurisdiction of its organization, and the current location of the
     Seller's jurisdiction of organization are set forth in Schedule 4.1(b) and such location has not changed within the past 12 months with respect to the
     Seller. During the prior five years, except as set forth in Schedule
     4.1(b), the Seller has not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.1(b) lists the Seller's (i) federal employer identification number and (ii) organizational identification number as designated by the jurisdiction of its organization.

          (c) Authorization, Compliance with Law. The execution, delivery and performance by the Seller of this Agreement and the other Related Documents and the creation and perfection of all Liens and ownership interests provided for herein: (i) have been duly authorized by all necessary corporate action, and (ii) do not violate any provision of any law or regulation of any Governmental Authority, or contractual or corporate restrictions, binding on the Seller, except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (d) Enforceability. On or prior to the Closing Date, each of the
     Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Related Document shall then constitute a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

          (e) Solvency. The Seller is Solvent.

          (f) Use of Proceeds. No proceeds received by the Seller under this
     Agreement will be used by it for any purpose that violates Regulation U of the Federal Reserve Board.

                                        4                    Loan Sale Agreement

          (g) Investment Company Act. The Seller is not an "investment company"
     or "controlled by" an "investment company," as such terms are defined in the Investment Company Act.

          (h) Loans and Other CEF Assets. With respect to each Loan and the other CEF Assets sold by the Seller on the Closing Date, the Seller represents and warrants that (i) such Loan satisfies the criteria for an
     Eligible Loan as of the Cut-Off Date; (ii) immediately prior to sale to the
     Purchaser, such CEF Assets were owned by the Seller free and clear of any
     Adverse Claim, and the Seller has had at all relevant times the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and, upon such sale, the Purchaser will acquire valid and properly perfected title to, and the sole record and beneficial ownership interest in, such CEF Assets, free and clear of any Adverse Claim or restrictions on transferability, and the
     Liens granted to the Purchaser by the Seller pursuant to Section 2.2 will at all times be fully perfected first priority Liens in and to such Loans and, in addition, following such sale, such Loan will not be subject to any
     Adverse Claim as a result of any action or inaction on the part of the
     Seller (or any predecessor in interest); and (iii) if such Loan is cross-collateralized with a loan that is not a CEF Asset conveyed hereunder, as of the Closing Date, either (x) the repossession or exercise of other rights with respect to the related Equipment by the holder of such loan would not materially impair the security intended to be afforded for such Loan and result in a material adverse effect on the holders of the
     Notes or (y) the holder of such loan and the Purchaser or its assigns as holder of the Loan have entered into an intercreditor arrangement under which each holder has agreed to subordinate its respective lien and rights of enforcement against the Equipment financed by the other holder or its predecessor in interest.

The representations and warranties described in this Section 4.1 shall survive the sale of the CEF Assets to the Purchaser, any subsequent assignment or sale of the CEF Assets by the Purchaser, and the termination of this Agreement and the other Related Documents and shall continue until the payment in full of all
CEF Assets.

     Section 4.2 Affirmative Covenants of the Seller. The Seller covenants and agrees that, unless otherwise consented to by the Purchaser, from and after the
Closing Date:

          (a) Records. The Seller shall at its own cost and expense, for not less than three years from the date on which each Loan was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Loan, including records of all payments received, credits granted and merchandise returned with respect thereto.

          (b) Access. At any reasonable time, and from time to time at the
     Purchaser's reasonable request, and upon at least seven days prior notice to the Seller, the Seller shall permit the Purchaser (or such Person as the
     Purchaser may designate), at the expense of the Purchaser (or such Person as the Purchaser may designate), to conduct audits or visit and inspect any of the properties of the Seller to examine the records, internal controls and procedures maintained by the Seller with respect to the CEF Assets and take copies and extracts therefrom, and to discuss the Seller's affairs with its officers, employees and,

                                        5                    Loan Sale Agreement

     upon notice to the Seller, independent accountants. The Seller shall authorize such officers, employees and independent accountants to discuss with the Purchaser (or such Person as the Purchaser may designate) the affairs of the Seller as such affairs relate to the CEF Assets. Any audit provided for herein shall be conducted in accordance with the Seller's rules respecting safety and security on its premises and without materially disrupting operations. If an Event of Default shall have occurred and be continuing, the Seller shall provide such access at all times and without advance notice and shall provide the Purchaser (or such Person as the
     Purchaser may designate) with access to its suppliers and customers.

          (c) Compliance With Agreements and Applicable Laws. The Seller shall comply with all federal, state and local laws and regulations applicable to it and the CEF Assets, including those relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing and taxation, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (d) Maintenance of Existence and Conduct of Business. The Seller shall preserve and maintain its corporate existence, rights, franchise and privileges in the jurisdiction of its incorporation.

          (e) Notice of Material Event. The Seller shall promptly inform the
     Purchaser in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Seller proposes to take with respect thereto:

          (i)  any Litigation commenced, or to the knowledge of the Seller, threatened against the Seller or with respect to or in connection with all or any substantial portion of the CEF Assets or
               developments in such Litigation in each case that the Seller believes has a reasonable risk of being determined adversely to the Seller and that could, if determined adversely, have a
               Material Adverse Effect; or

          (ii) the commencement of a case or proceeding by or against the Seller seeking a decree or order in respect of the Seller (A) under the
               Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Seller or for any substantial part of the Seller's assets, or (C) ordering the winding-up or
               liquidation of the affairs of the Seller.

          (f) Separate Identity. The Seller shall, to the extent applicable to it, act in a manner that is consistent with the statements set forth in
     Exhibit 4.2(f).

          (g) Deposit of Collections. The Seller shall transfer and cause its
     Subsidiaries to transfer to the Purchaser or the Servicer on its behalf, promptly, and in any event no later than the second Business Day after receipt thereof, all Collections it may receive in respect of CEF Assets.

                                        6                    Loan Sale Agreement

          (h) Sale Characterization. For accounting purposes, the Seller shall treat the sale made hereunder as a sale of the CEF Assets. The Seller shall also maintain its accounting books and records in a manner which clearly reflects such sale of the CEF Assets to the Purchaser.

          Section 4.3 Negative Covenants of the Seller. The Seller covenants and agrees that, without the prior written consent of the Purchaser, from and after the Closing Date and until the later of the Redemption Date or the Class C
Maturity Date:

          (a) Adverse Claims. The Seller shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to any CEF Assets.

          (b) UCC Matters. The Seller shall not change its state of organization or incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the Purchaser's interests under this
     Agreement would become seriously misleading, unless the Seller shall have given the Purchaser not less than 30 days' prior written notice of such change.

          (c) No Proceedings. From the Closing Date and until the date one year plus one day following the date on which all amounts due with respect to the Notes have been paid in full in cash, the Seller shall not, directly or indirectly, institute or cause to be instituted against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law; provided that the foregoing shall not in any way limit the
     Seller's right to pursue any other creditor rights or remedies that the
     Seller may have under applicable law.

                                    ARTICLE V

                                 INDEMNIFICATION

          Section 5.1 Indemnification. Without limiting any other rights that the Purchaser or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, a "Purchaser Indemnified Person")
may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Purchaser Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person to the extent arising from or related to the failure of a Loan sold and transferred by the Seller to be originated in compliance with all requirements of law; provided, that the Seller shall not be liable for any indemnification to a Purchaser Indemnified Person to the extent that any such Indemnified Amounts result from (a) such Purchaser
Indemnified Person's bad faith, gross negligence or willful misconduct, (b)
recourse for uncollectible Loans, or (c) any income tax or franchise tax incurred by any Purchaser Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default by the Seller under this Agreement.

NEITHER PARTY TO THIS AGREEMENT SHALL BE RESPONSIBLE OR LIABLE TO THE OTHER
PARTY TO THIS AGREEMENT, ANY SUCCESSOR, ASSIGNEE OR

                                        7                    Loan Sale Agreement

THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS
DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR
CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION
CONTEMPLATED HEREUNDER.

                                   ARTICLE VI

                                  MISCELLANEOUS

          Section 6.1 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this
Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three
Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission
(with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section
6.1), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any
Person (other than Purchaser) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall be effective only if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a
Business Day, such notice shall be effective only on the immediately succeeding
Business Day.

          If to the Seller:

               General Electric Capital Corporation
               10 Riverview Drive
               Danbury, Connecticut  06810
               Attention: General Counsel
               Telephone: (203) 749-6000
               Facsimile: (203) 749-4598

                                        8                    Loan Sale Agreement

          If to Purchaser:

               CEF Equipment Holding, L.L.C.
               44 Old Ridgebury Road
               Danbury, CT  06810
               Attention: Capital Markets Operations
               Telephone: (203) 796-5518
               Facsimile: (203) 796-5554

          Section 6.2 No Waiver; Remedies. (a) Any party's failure, at any time or times, to require strict performance by any other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of any party contained in this Agreement, and no breach or default by any party hereunder, shall be deemed to have been suspended or waived by any other party hereto unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of such party and directed to the defaulting party specifying such suspension or waiver.

          (b) Upon discovery by the Seller or the Purchaser of any breach of any representation, warranty, undertaking or covenant described in Sections
     4.1, 4.2 or 4.3, which breach is reasonably likely to have a Material
     Adverse Effect, the party discovering the same shall give prompt written notice thereof to the other party hereto. As liquidated damages, the
     Purchaser shall, on the Transfer Date relating to the Collection Period during which the breach is discovered, request the Seller to, and the
     Seller shall pay to, or at the direction of, the Purchaser the Purchase
     Amount for the applicable CEF Assets (measured at the end of the Collection
     Period during which such breach is discovered). Upon such payment, all rights, title and interest of the Purchaser in and to such CEF Assets will be deemed to be automatically released without the necessity of any further action by the Purchaser, the Seller or any other party and such CEF Assets will become the property of the Seller.

          (c) Each party's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that such party may have under any other agreement, including the other Related
     Documents, by operation of law or otherwise.

          Section 6.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Seller and the Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. The Seller may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Purchaser. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller without the prior express written consent of the Purchaser shall be void. The Seller acknowledges that under the Purchase and Sale Agreement the Purchaser will assign its rights granted hereunder to the Issuer, and upon such assignment, the Issuer shall

                                        9                    Loan Sale Agreement

have, to the extent of such assignment, all rights of the Purchaser hereunder and the Issuer may in turn transfer such rights. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Seller and the Purchaser with respect to the transactions contemplated hereby and no Person shall be a third-party beneficiary of any of the terms and provisions of this Agreement.

          Section 6.4 Termination; Survival of Obligations. (a) This Agreement
shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date.

          (b) Except as otherwise expressly provided herein or in any other
     Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by the Purchaser under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of the Purchaser relating to any unpaid portion of any and all recourse and indemnity obligations of the Seller to the
     Purchaser, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Class
     C Maturity Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller, and all rights of the
     Purchaser hereunder shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the
     Redemption Date; provided, that the rights and remedies pursuant to Section
     6.2(b), the indemnification and payment provisions of Article V, and the provisions of Sections 4.3(c), 6.3 and 6.12 shall be continuing and shall survive any termination of this Agreement.

          Section 6.5 Complete Agreement; Modification of Agreement. This
Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 6.6.

          Section 6.6 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, or any consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and their respective permitted successors and assigns. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

          Section 6.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
TRIAL. (a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL
RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF
THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF
EXCEPT SECTION 5-1401 OF THE GENERAL

                                       10                    Loan Sale Agreement

OBLIGATION LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR
     FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL
     HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES
     BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF
     OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO
     ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A
     COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY;
     PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE
     TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION
     IN ANY OTHER JURISDICTION TO REALIZE ON THE CEF ASSETS OR ANY SECURITY FOR
     THE OBLIGATIONS OF THE SELLER ARISING HEREUNDER OR TO ENFORCE A JUDGMENT OR
     OTHER COURT ORDER IN FAVOR OF THE PURCHASER. EACH PARTY HERETO SUBMITS AND
     CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN
     ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH
     PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR
     FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR
     EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO
     HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS
     ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS,
     COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL
     ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH
     SECTION 6.1 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE
     EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT
     IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION
     SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY
     OTHER MANNER PERMITTED BY LAW.

          (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL
     TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED
     AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO
     APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR
     DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE,
     TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND
     OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY

                                       11                    Loan Sale Agreement

     JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE,
     WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED
     WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM
     IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 6.8 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          Section 6.9 Severability. Wherever possible, each provision of this
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 6.10 Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          Section 6.11 No Setoff. The Seller's obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Seller might have against the Purchaser, all of which rights are hereby expressly waived by the Seller.

          Section 6.12 Confidentiality. Notwithstanding anything herein to the contrary, there is no restriction (express or implied) on any disclosure or dissemination of the structure or tax aspects of the transaction contemplated by the Related Documents. Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea contemplated hereby or to any element of the transaction structure contemplated hereby.

          Section 6.13 Further Assurances. (a) The Seller shall, at its sole cost and expense, upon request of the Purchaser, promptly and duly authorize, execute and/or deliver, as applicable, any and all further instruments and documents and take such further actions that may be necessary or desirable or that the Purchaser may request to carry out more effectively the provisions and purposes of this Agreement or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including authorizing and filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder. The Seller hereby authorizes the Purchaser to file any such financing or continuation statements without the signature of the Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the CEF Assets or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the CEF Assets is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Purchaser immediately upon the Seller's receipt thereof and promptly delivered to or at the direction of the Purchaser.

                                       12                    Loan Sale Agreement

          (b) If the Seller fails to perform any agreement or obligation under this Section 6.13, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser incurred in connection therewith shall be payable by the Seller upon demand of the Purchaser.

          Section 6.14 Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

                               [Signatures Follow]

                                       13                    Loan Sale Agreement

          IN WITNESS WHEREOF, the parties have caused this LOAN SALE AGREEMENT to be executed by their respective duly authorized representatives, as of the date first above written.

                                        CEF EQUIPMENT HOLDING, L.L.C.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                                             Loan Sale Agreement

                                                                 Schedule 4.1(b)

                                 UCC INFORMATION

General Electric Capital Corporation

True Legal Name:                        General Electric Capital Corporation

Jurisdiction of Organization:           Delaware

Executive Offices/Principal Place of    44 Old Ridgebury Road
Business:                               Danbury, Connecticut 06810

Collateral Locations:                   Danbury, Connecticut
                                        El Paso, Texas
                                        Mexico

Trade Names:                            GE Capital

FEIN:                                   13-1500700

Organizational Identification Number:   3174543

                                                             Loan Sale Agreement

                                                                      Schedule I

                             Schedule of GECC Loans

                               [attached hereto]

LOAN ID NUMBER
--------------
4067599061
4067599062
4067599063
4067599064
4067599065
4067862004
4067862005
4073453026
4073453027
4073453028
4073453029
4079001005
4079001006
4079712009
4083476027
4083476031
4083476032
4083476033
4083476034
4083476035
4083476036
4083476037
4083476038
4083558006
4083558007
4085669017
4087903015
4087903016
4089934018
4089934019
4090853008
4090917005
4095371180
4095371181
4095626005
4098922008
4098922009
4104544013
4111112003
4113263006
4113480003
4113981014
4113981015
4116286004
4118472018
4118472019
4118472020
4118472021
4118472022
4118472023
4118472024
4118472025
4118472026
4118472027
4118472028
4118472029
4119049015
4119049016
4119049018
4119713007
4119713008
4119768013
4119768014

4119768015
4119768016
4119768017
4119768018
4119768019
4119768020
4119768021
4122979002
4124421008
4124454009
4124777028
4124777029
4124777030
4124777031
4124777032
4124777033
4124777034
4124777035
4124777036
4124777037
4124777038
4124777039
4124777040
4124777041
4124777042
4124777043
4124777044
4124777045
4124777046
4124777047
4124777048
4124777049
4124777050
4124777051
4124777052
4124777053
4126885003
4126885004
4126885005
4128777008
4128777011
4128784007
4129030002
4129030003
4129103002
4129197010
4129197011
4129197012
4131480005
4131492005
4131492006
4131492007
4131492008
4131858007
4132318016
4132666010
4132666011
4132666012
4133082004
4133082005
4133094007
4133094008
4133094009
4133440003

4133592005
4133592006
4133592007
4133651003
4134387006
4134387007
4135039012
4135039013
4135039014
4135321005
4135403002
4135580020
4135580024
4135580025
4135580026
4135580027
4135899003
4136108004
4136108006
4136108007
4136108008
4136108009
4136207005
4136207006
4136551016
4136699002
4136785006
4136785007
4136977008
4137098009
4137098010
4137122004
4138446002
4138709015
4138712012
4138712013
4138712014
4138712015
4138712016
4138712017
4138712018
4138712019
4138712020
4138712021
4138712022
4138712023
4139020007
4139020008
4139598001
4139605003
4139651004
4139651005
4139838005
4139838006
4139916003
4139916006
4140013008
4140013009
4140013010
4140013011
4140013012
4140013013
4140013014
4140013015

4140013016
4140013017
4140662005
4140978002
4140978003
4141188002
4141188003
4141188004
4141188005
4141188006
4141548002
4141636006
4141636007
4141714009
4141714010
4141714011
4141714012
4141714013
4141714014
4141714015
4141714016
4142620010
4142620011
4143267006
4143267007
4143267008
4143608005
4143742004
4143987004
4143987005
4143987006
4143987007
4143987008
4143987009
4143987010
4143987011
4144185002
4144345006
4144345007
4144345008
4144345009
4144345010
4144345011
4144345012
4144345013
4144628002
4144635007
4144635008
4144978004
4144978005
4144978006
4145534004
4145534005
4145581005
4145581009
4145581010
4145581011
4145581013
4145874002
4145874003
4145874004
4145936002
4146104003
4146104004

4146104005
4146104006
4146104007
4146104008
4146104009
4146104010
4146486013
4146583006
4146604007
4146746012
4146746013
4146746017
4146999005
4146999006
4147304008
4147943016
4148220003
4148623004
4148623005
4148623006
4149903002
4149903004
4149903005
4149941006
4149941007
4149941008
4149941009
4150013003
4150013004
4150252008
4150344002
4150975010
4151463003
4151983005
4152065004
4152233022
4152233023
4152233024
4152374002
4152602002
4152602003
4152602004
4152721001
4152954003
4152954004
4153248006
4153248007
4153248008
4153248009
4153506003
4153506004
4153962002
4154053001
4154454003
4154634006
4154634007
4154710002
4154710003
4154750003
4154750004
4154798002
4154798003
4154798004
4154798005

4154798006
4154798007
4155361004
4155389006
4155537004
4155550008
4155582002
4155582003
4155582004
4155582005
4155892003
4155957005
4156354003
4156354004
4156367003
4156367004
4156367005
4156456007
4156493025
4156493026
4156493027
4156493028
4156493029
4156493030
4156493031
4156493032
4156493033
4156493034
4156493035
4156493036
4156493037
4156739003
4156801001
4156801002
4156813007
4156920008
4157127003
4157127004
4157154004
4157172002
4157215003
4157351002
4157351003
4157351004
4157351005
4157505001
4157563003
4157627004
4157702003
4157702004
4157702005
4157702006
4157714004
4157830009
4157830010
4157830011
4157830012
4157838007
4157838008
4157864002
4157864003
4157907004
4158145002
4158145003

4158145004
4158145005
4158145007
4158145008
4158218003
4158270008
4158306011
4158306012
4158306013
4158306014
4158306015
4158306016
4158322005
4158322006
4158359001
4158359002
4158359003
4158359004
4158359006
4158359007
4158359008
4158359009
4158359010
4158362003
4158362004
4158391005
4158391006
4158396007
4158576003
4158594002
4158594003
4158622002
4158622003
4158622004
4158622005
4158622006
4158622007
4158622008
4158678004
4158911003
4158966003
4159121002
4159121004
4159266004
4159266005
4159266006
4159327002
4159327008
4159327009
4159353003
4159457014
4159457016
4159457017
4159583002
4159698003
4159698004
4159785003
4159823003
4159827001
4159866004
4159985003
4160033003
4160083005
4160083006

4160172001
4160172002
4160172003
4160203001
4160207002
4160207003
4160237003
4160253001
4160256002
4160270004
4160270005
4160270006
4160300003
4160351002
4160362009
4160362010
4160363001
4160376005
4160380001
4160392001
4160704002
4160790004
4160790006
4160879002
4160879003
4160879004
4160879005
4160879006
4160879007
4160879008
4160879009
4160879010
4160879011
4160881002
4160881003
4160904002
4160919005
4161003002
4161151004
4161151005
4161151006
4161151007
4161151008
4161151009
4161151010
4161151011
4161151012
4161151013
4161151014
4161151015
4161151016
4161151017
4161151018
4161339003
4161577002
4161577003
4161577004
4161624003
4161624004
4161624005
4161624006
4161634002
4161826001
4161858002

4161858003
4161858004
4161875007
4161877003
4161885005
4161885006
4161885007
4161885008
4161885009
4161885010
4161885011
4161885012
4161885013
4161885014
4161885015
4161885016
4161885017
4161885018
4161885019
4161885020
4161911002
4161911003
4161911004
4161911005
4161911006
4161911007
4161911008
4161911013
4161921003
4161921004
4161939002
4161952003
4161956002
4161979003
4161979005
4161985004
4161985005
4162036004
4162225002
4162227002
4162266001
4162266002
4162266003
4162266004
4162266005
4162297002
4162297003
4162297004
4162359001
4162390001
4162412003
4162416002
4162435001
4162441001
4162467001
4162526001
4162541002
4162541003
4162554006
4162632001
4162632002
4162771001
4162861001
4162863002

4162863003
4162872001
4162872002
4162879001
4162879002
4162907002
4162907004
4162907005
4162920001
4162920002
4162924002
4162961001
4162961002
4162966001
4162970001
4162970002
4162983002
4162998001
4163062001
4163062002
4163062003
4163062004
4163062005
4163089001
4163089002
4163089003
4163089004
4163089005
4163089006
4163090001
4163090002
4163090003
4163091001
4163091002
4163091003
4163091004
4163100001
4163104001
4163105001
4163113006
4163113007
4163113013
4163113014
4163118001
4163118003
4163118004
4163118005
4163160001
4163203001
4163203002
4163203003
4163203004
4163203005
4163203007
4163210001
4163213001
4163218001
4163218002
4163237001
4163280001
4163280003
4163280004
4163280005
4163280006

4163280007
4163294001
4163337001
4163470001
4163492001
4163492002
4163492003
4163515003
4163627001
4163628001
4163630001
4163706004
4163707001
4163733001
4163733002
4163733003
4163750001
4163780001
4163817001
4163871001
4163871002
4163879001
4163879002
4163879003
4163879004
4163879005
4163879006
4163879008
4163881001
4163907001
4163908001
4163955001
4163955002
4163998001
4164051011
4164051012
4164051013
4164051023
4164051024
4164067001
4164101001
4164101002
4164104001
4164112001
4164112002
4164112003
4164124001
4164124002
4164124003
4164129001
4164138001
4164138002
4164138003
4164138004
4164138005
4164142001
4164197001
4164197002
4164197003
4164200001
4164201001
4164204002
4164218001
4164223001

4164226001
4164339001
4164361001
4164380001
4164392001
4164392002
4164450001
4164472001
4164472002
4164495001
4164496001
4164673001
4164675001
4164694001
4164694002
4164796008
4164838001
4164861001
4164868003
4164873001
4164873002
4164873003
4164873004
4164873005
4164911001
4164911002
4164947001
4165058001
4165058002
4165058003
4165058004
4165058005
4165058006
4165058007
4165116001
4165118001
4165118002
4165118003
4165160001
4165165001
4165174001
4165191001
4165191002
4165191003
4165191004
4165191005
4165191006
4165191007
4165191008
4165191009
4165321001
4165347001
4165351001
4165352001
4165370001
4165421001
4165441001
4165468001
4165481001
4165522001
4165522002
4165612001
4165617001
4165619001

4165619002
4165628001
4165711001
4165711002
4165711003
4165711004
4165711005
4165714001
4165754002
4165791001
4165791002
4165822001
4165844001
4165844002
4165844003
4165857001
4165857002
4165900003
4165901001
4165901002
4165924001
4165978001
4165978002
4165978003
4165978004
4166010003
4166125001
4166125002
4166151001
4166226001
4166226002
4166226004
4166226005
4166259001
4166260001
4166260002
4166275001
4166275002
4166279003
4166280001
4166280002
4166280003
4166280004
4166280005
4166280006
4166330001
4166340001
4166350001
4166350002
4166380001
4166389001
4166389002
4166390001
4166413001
4166413002
4166432001
4166432002
4166432003
4166441001
4166444001
4166487001
4166539001
4166570001
4166580002

4166580004
4166580005
4166580006
4166584001
4166585001
4166587001
4166645001
4166647001
4166649001
4166650001
4166656002
4166656003
4166656004
4166666002
4166727001
4166749001
4166764001
4166764002
4166764003
4166801001
4166851002
4166871001
4166908001
4166956002
4166985001
4167020001
4167030001
4167056001
4167056002
4167056003
4167079001
4167086001
4167189001
4167218001
4167256001
4167256002
4167256003
4167256005
4167256006
4167256007
4167376001
4167448001
4167496001
4167496002
4167496003
4167509001
4167513001
4167525001
4167526001
4167526002
4167560001
4167594001
4167594002
4167594003
4167594004
4167620006
4167640001
4167640002
4167640003
4167640004
4167640005
4167640006
4167640007
4167640008

4167640009
4167640010
4167640011
4167640012
4167640013
4167640014
4167640015
4167674001
4167694001
4167715001
4167823001
4167823002
4167899001
4167913001
4167918001
4167929001
4167934001
4167940001
4167940002
4167954001
4167958001
4167976001
4167981001
4167995001
4168010001
4168102001
4168122001
4168171001
4168185001
4168192001
4168238001
4168239001
4168290001
4168290002
4168317001
4168388001
4168411001
4168426001
4168435001
4168435002
4168442001
4168532001
4168595001
4168631001
4168657001
4168662001
4168670001
4168703001
4168705001
4168712001
4168714001
4168714002
4168732001
4168736001
4168742001
4168743001
4168745001
4168746001
4168805001
4168807001
4168843001
4168850001
4168872001
4168879001

4168909001
4168916001
4168950001
4168950002
4168962001
4168962002
4168962003
4168973001
4168998001
4169000001
4169028001
4169059002
4169094001
4169094002
4169094003
4169125001
4169157001
4169161001
4169187001
4169231004
4169242001
4169244001
4169256001
4169261001
4169264001
4169319001
4169345002
4169359001
4169363001
4169409001
4169441001
4169443001
4169444001
4169448001
4169467001
4169471001
4169488001
4169513001
4169514001
4169518001
4169528001
4169528002
4169530003
4169555001
4169560001
4169563001
4169586001
4169587001
4169599001
4169611001
4169619001
4169619003
4169626001
4169686001
4169746001
4169749001
4169799001
4169802001
4169806001
4169840001
4169846001
4169857001
4169871001
4169894001

4169894002
4169894003
4169899001
4169902001
4169905001
4169909001
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                                                                  EXHIBIT 4.2(F)

                          SEPARATE IDENTITY PROVISIONS

          The Purchaser, GECS and the Seller have and will continue (in each case, to the extent within its control) to maintain the Purchaser's separate existence and identity and have and will continue to take all steps necessary to make it apparent to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Seller or GECS or any other
Subsidiary or Affiliate of the Seller or GECS. In addition to the foregoing, such steps and indicia of the Purchaser's separate identity include the following:

          (a) The Purchaser does and will maintain its own stationery and other business forms separate from those of any other Person (including the Seller and
GECS), and will conduct business in its own name except that certain Persons may act on behalf of the Purchaser as agents;

          (b) The Purchaser maintains and will maintain separate office space of its own as part of its operations, although such space is in a building shared with GE Capital. The corporate records, the other books and records, and the other assets of the Purchaser are and will be segregated from the property of the Seller and GECS, respectively;

          (c) The Seller will issue consolidated financial statements, which financial statements will not show CEF Assets that have been sold by the Seller to the Purchaser as assets of the Seller and its consolidated subsidiaries. Each of the Seller, GECS and the Purchaser will take certain actions to disclose publicly the Purchaser's separate existence and the transactions contemplated hereby, including through the filing of the UCC Financing Statements. None of the Seller, GECS or the Purchaser has concealed or will conceal from any interested party any transfers contemplated by the Related Documents;

          (d) The Purchaser will not have its own employees, and, as indicated, the Purchaser's business relating to the CEF Assets may be conducted through the agents. However, any allocations of direct, indirect or overhead expenses for items shared between the Purchaser and GE Capital or GECS that are not included as part of the Servicing Fee are and will be made among such entities to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered;

          (e) Except as provided in paragraph (d) above regarding the allocation of certain shared overhead items, the Purchaser does and will pay its own operating expenses and liabilities from its own funds, except GECS did and will pay all expenses of the Purchaser incurred in connection with the transactions entered into pursuant to the Related Documents, including those related to the
Purchaser's organization;

          (f) Each of the Seller, GECS and the Purchaser does and will maintain its assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify the Purchaser's individual assets and liabilities from those of the Seller or GECS or from those of any other
Person or entity, including any other subsidiary or affiliate of the Seller or
GECS. Except as set forth below, the Purchaser does and will maintain its own books of account and corporate records separate from the Seller and GECS or any other Subsidiary or Affiliate of

                                                             Loan Sale Agreement

the Seller and GECS. Monetary transactions, including those with each other, are and will continue to be properly reflected in their respective financial records. The Purchaser does not and will not commingle or pool its funds or other assets or liabilities with those of any Seller or GECS or any other
Subsidiary or Affiliate of the Seller or GECS except as specifically provided in the Related Documents with respect to the temporary commingling of Collections and with respect to, if applicable, any such Person's retention, in their capacity as agent or Custodian for the Purchaser, of the books and records pertaining to the CEF Assets. However, any such agent or Custodian will not generally make the books and records relating to the CEF Assets available to any of creditors or other interested persons of the Purchaser, the Seller or GECS.
The Purchaser does not and will not maintain joint bank accounts or other depository accounts to which the Seller or GECS or any other Subsidiary or
Affiliate of the Seller or GECS (other than in their capacity as agent for the
Purchaser, if applicable) has independent access;

          (g) The Purchaser will strictly observe corporate formalities, and the
Seller and GECS will strictly observe corporate formalities with respect to its dealings with the Purchaser. Specifically, no transfer of assets between any of the Seller and GECS, on the one hand, and the Purchaser, on the other, will be made without adherence to corporate formalities;

          (h) The transactions among the Purchaser and the Seller or GECS, including, in the case of GE Capital, the terms governing any servicer advances and the amount and payment of the servicing fee, are on terms and conditions that are consistent with those of arm's-length relationships. Neither of the
Seller or GECS is or will be, or holds or will hold itself out to be, responsible for the debts of the Purchaser, except as provided in the representations made by the Seller (including, if applicable, as a servicer or a sub-servicer) to the Purchaser relating to the CEF Assets and their prior ownership and servicing thereof. The Purchaser will not guaranty the debts of the Seller or GECS;

          (i) All distributions made by the Purchaser to GECS as its sole member shall be in accordance with applicable law;

          (j) Any other transactions between the Purchaser and the Seller or
GECS permitted by (although not expressly provided for in) the Related Documents have been and will be fair and equitable to each of the parties, have been and will be the type of transaction that would be entered into by a prudent Person or entity, and have been and will be on terms that are at least as favorable as may be obtained from a third party Person; and

          (k) The Purchaser is not named, or has entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the assets of the Seller or GECS.

                                   * * * * * *

                                                             Loan Sale Agreement

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

   Section 6.7    GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF

                                       -i-

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----

Schedule 4.1(b) UCC Information
Schedule I      Schedule of GECC Loans

Exhibit 4.2(f)  Separate Indemnity Provisions
Annex A:        Definitions and Interpretations

                                      -ii-

                                                                   FINAL VERSION

                                     ANNEX A

                                       to

                               LOAN SALE AGREEMENT

                                   dated as of

                                December 14, 2006

                                                                      Annex A to
                                                             Loan Sale Agreement

                         DEFINITIONS AND INTERPRETATION

     SECTION 1. Definitions and Conventions. Capitalized terms used in the Sale
Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:

     "Accounting Changes" means, with respect to any Person, an adoption of GAAP different from such principles previously used for reporting purposes by such
Person as defined in the Accounting Principles Board Opinion Number 20.

     "Administration Agreement" means the Administration Agreement, dated as of
December 14, 2006, between the Administrator and the Issuer.

     "Administrator" means General Electric Capital Corporation, a Delaware corporation, in its capacity as Administrator under the Administration
Agreement, or any other Person designated as a successor administrator.

     "Adverse Claim" means any claim of ownership or any Lien, other than any ownership interest or Lien created under the Sale Agreement or the Purchase and
Sale Agreement, any Lien created under the Indenture or any Permitted
Encumbrances.

     "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each
Person that controls, is controlled by, or is under common control with such
Person, or (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Annual Percentage Rate" or "APR" of a Loan means, the interest rate or annual rate of finance charges stated in or, if not explicitly stated, the implicit finance charge used by the Servicer to calculate periodic payments with respect to the related Loan.

     "Appendices" means, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.

     "Bankruptcy Code" means the provisions of Title 11 of the United States
Code, 11 U.S.C. Sections 101 et seq. as amended from time to time.

     "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.

     "CEF Assets" is defined in Section 2.1(a) of the Sale Agreement.

                                                                      Annex A to
                                                             Loan Sale Agreement

     "CEF Cash Purchase Price" means, with respect to the sale of CEF Assets sold and transferred by the Seller on the Closing Date, the portion of the sale price therefor determined by the Seller and the Purchaser pursuant to Section
2.3(a) of the Sale Agreement to be paid in cash.

     "CEF Limited Liability Company Agreement" means the Second Amended and
Restated Limited Liability Company Agreement of the Purchaser dated as of
September 25, 2003, as the same may be amended and supplemented from time to time.

     "Class C Maturity Date" is defined in the Indenture.

     "Closing Date" means December 14, 2006.

     "Collection Period" means, with respect to any Payment Date, the calendar month preceding the month in which the Payment Date occurs (or, if for the first
Payment Date, the period from and including the day after the Cut-off Date to and including the last day of the calendar month preceding the calendar month in which the first Payment Date occurs).

     "Collections" means, with respect to any Payment Date all payments made by or on behalf of the Obligors received during the related Collection Period, any
Recoveries received during the related Collection Period, any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period, Liquidation Proceeds received during the related
Collection Period, and payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period; provided, that "Collections" for the first
Collection Period shall exclude interest accrued before December 1, 2006.

     "Consumer Contract" means a contract entered into by an Obligor in connection with a transaction in which the Obligor incurs the related indebtedness primarily for personal, family, or household purposes.

     "Credit and Collection Policies" or "Credit and Collection Policy" means the policies, practices and procedures adopted by the Issuer on the Closing Date for providing equipment loans secured by transportation equipment, industrial equipment, construction equipment, furniture and fixtures, maritime assets, technology and telecommunications equipment or other equipment, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, or relating to the maintenance of such types of loans and collections on such types of loans.

     "Cut-off Date" means November 4, 2006.

     "Dollars" or "$" means lawful currency of the United States of America.

     "Eligible Loan" means as to each CEF Asset as of the Closing Date:

          (i) Characteristics of CEF Assets. Each CEF Asset: (A) was either originated in the United States of America by GE Capital in connection with the financing or lease of Equipment in the ordinary course of GE Capital's business or acquired by GE Capital in the ordinary course of its business, and, in each case, was fully and properly executed by

                                       2                              Annex A to
                                                             Loan Sale Agreement

     the parties thereto, (B) has created a valid, subsisting and enforceable first priority security interest (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset) in the
     Equipment in favor of GE Capital, that, as of the Closing Date, has been assigned by GE Capital to Purchaser, and (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security.

          (ii) Schedule of CEF Assets. The information set forth on Schedule I of the Loan Sale Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date and no selection procedures believed by the Seller to be adverse to the interests of the Purchaser were utilized in selecting the CEF Assets. The computer tape regarding the CEF
     Assets made available to Purchaser and its assigns is true and correct in all respects.

          (iii) Compliance with Law. Each CEF Asset and the sale or lease of the related Equipment complied in all material respects at the time it was originated or made and at the execution of this Agreement with all requirements of applicable Federal, State and local laws and regulations thereunder.

          (iv) Binding Obligation. Each CEF Asset represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

          (v) No Government Obligor. None of the CEF Assets is due from the
     United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

          (vi) Security Interest in the Equipment. Immediately prior to the sale, assignment and transfer thereof, each CEF Asset shall be secured by a validly perfected first priority security interest (as defined in Section
     1-201(37) of the UCC) in the Equipment (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset) in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Equipment in favor of the Seller as secured party.

          (vii) CEF Assets in Force. No CEF Asset has been satisfied, subordinated or rescinded, nor has any Equipment been released from the
     Lien granted by the related CEF Asset in whole or in part.

          (viii) No Amendment or Waiver. No provision of a CEF Asset has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Loan Files and no such amendment, waiver, alteration or modification causes such CEF Asset not to be an
     Eligible Loan.

          (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any CEF
     Asset.

                                       3                              Annex A to
                                                             Loan Sale Agreement

          (x) Lawful Assignment. No CEF Asset has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such CEF Asset or any CEF Asset under the Loan Sale Agreement would be unlawful.

          (xi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give Purchaser a first priority perfected ownership interest in the CEF Asset have been made (except to the extent the
     Equipment secures any loan that is cross-collateralized with such CEF
     Asset).

          (xii) One Original. There is only one original executed copy of each
     CEF Asset.

          (xiii) Insurance. The Obligor on each CEF Asset is required to maintain physical damage insurance covering the Equipment in accordance with GE Capital's normal requirements.

          (xiv) No Bankruptcies. No Obligor on any CEF Asset as of the Cutoff
     Date was noted in the related Loan File as being the subject of a bankruptcy proceeding.

          (xv) No Repossessions. None of the Equipment securing any CEF Asset is in repossession status.

          (xvi) Instrument or Chattel Paper. Each CEF Asset constitutes an
     "instrument" or "chattel paper" as defined in the UCC of each State the law of which governs the perfection of the interest granted in it and/or the priority of such perfected interest.

          (xvii) U.S. Obligors. None of the CEF Assets is denominated and payable in any currency other than United States Dollars or is due from any
     Person that does not have a mailing address in the United States of
     America.

          (xviii) No Delinquent Loan. None of the CEF Assets is more than 30 days past due.

          (xix) No Consumer Contract. None of the CEF Assets constitutes a
     Consumer Contract.

          (xx) Finance Lease. With respect to each CEF Asset that is in form a lease rather than a secured loan, the terms of such CEF Asset provides that it is non-cancelable and that, by the end of the lease term, the lessee may elect to purchase the related Equipment upon the exercise of a nominal purchase option that satisfies Section 1-201(37)(a)(iv) of the UCC.

     "Equipment" means any transportation equipment, industrial equipment, construction equipment, furniture and fixtures, maritime assets, technology and telecommunications equipment or other equipment, together with all accessions thereto securing an Obligor's indebtedness under the respective Loan.

     "Event of Default" is defined in Section 5.1 of the Indenture.

                                       4                              Annex A to
                                                             Loan Sale Agreement

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
System.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Closing Date, modified by Accounting Changes as
GAAP is further defined in Section 2(a) of this Annex A.

     "GE Capital" is defined in the preamble of the Sale Agreement.

     "GECS" means General Electric Capital Services, Inc., a Delaware corporation or any successors or assigns thereto.

     "Governmental Authority" means any nation or government, any state, county, city, town, district, board, bureau, office, commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indemnified Amounts" means, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses
(including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

     "Indenture" means the Indenture, dated December 14, 2006, between the
Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Trustee" means The Bank of New York, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor
Indenture Trustee under the Indenture.

     "Investment Company Act" means the provisions of the Investment Company Act of 1940, 15 U.S.C. Sections 80a et seq., and any regulations promulgated thereunder.

     "Issuer" means GE Equipment Midticket LLC, Series 2006-1, a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Trust Indenture Act of 1939, each other obligor on the Notes.

     "Issuer Limited Liability Company Agreement" means the Limited Liability
Company Agreement of the Issuer, dated as of December 14, 2006, among the
Managing Member and the Issuer, as the same may be amended or supplemented from time to time.

     "Lien" means a security interest (as such term is defined in Section 1-201 of Article 1 of the UCC), lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the related Loan by operation of law as a result of any act or omission by the related Obligor.

                                       5                              Annex A to
                                                             Loan Sale Agreement

     "Liquidated Loan" means any Loan (i) liquidated through the sale or other disposition of all or a portion of the related Equipment or (ii) that has been charged off in accordance with the Credit and Collection Policy without realizing upon the Equipment.

     "Liquidation Proceeds" means, with respect to any Liquidated Loan, the amounts collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Equipment or Obligor)
during the Collection Period in which it became a Liquidated Loan, net of the sum of any amounts expended in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Loan or any creditor of such Obligor to the extent required by applicable law or agreement.

     "Litigation" means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

     "Loan" means any Loan included in Schedule of Loans and any agreement
(including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Loan.

     "Loan Files" is defined in Section 2.1 of the Sale Agreement.

     "Loan Value" is defined in the Purchase and Sale Agreement.

           "Managing Member" means CEF Equipment Holding, L.L.C., a Delaware limited liability company or any successor Managing Member under the Issuer
Limited Liability Company Agreement.

           "Material Adverse Effect" means, with respect to any Person, a material adverse effect on (a) the business, assets, liabilities, operations, prospects or financial or other condition of such Person, (b) the ability of such Person to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any
Related Document or the rights and remedies of such Person under any Related
Document or (d) the Loans, as applicable, therefor, any interest related thereto or the ownership interests or Liens of such Person thereon or the priority of such interests or Liens.

           "Notes" means the notes issued under the Indenture.

           "Obligor" means, as to each Loan, any Person who owes payments under the Loan.

           "Payment Date" means, with respect to each Collection Period, the
15th day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on January
16, 2007.

           "Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable;
(b) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders,

                                        6                             Annex A to
                                                             Loan Sale Agreement

contracts (other than contracts for the payment of money) or leases to which the
Seller or any Affiliate thereof is a party as lessee made in the ordinary course of business; (d) deposits securing statutory obligations of the Seller or any
Affiliate thereof; (e) inchoate and unperfected workers', mechanics', suppliers'
or similar Liens arising in the ordinary course of business; (f) carriers', warehousemen's or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which the Seller or any
Affiliate thereof is a party; (h) any attachment or judgment Lien not constituting an Event of Default; (i) presently existing or hereinafter created
Liens in favor of the Purchaser, the Issuer or the Indenture Trustee; and (j)
presently existing or hereinafter created Liens on personal property or
Equipment which are subordinate to or pari passu with the Liens in favor of the
Purchaser, the Issuer or the Indenture Trustee.

     "Person" means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Precomputed Loan" means any Loan under which the portion of a payment allocable to earned interest (which may be referred to in the related Loan as an add-on finance charge) and the portion allocable to principal are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial loans.

     "Purchase Amount" means, as of the close of business on the last day of a
Collection Period, an amount equal to the Loan Value of the applicable Loan, as of the first day of the immediately following Collection Period (or, with respect to any applicable Loan that is a Liquidated Loan, as of the day immediately prior to such Loan becoming a Liquidated Loan less any Liquidation
Proceeds actually received by the Issuer) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to the APR for such Loan.

     "Purchase and Sale Agreement" means the Loan Purchase and Sale Agreement dated as of December 14, 2006, by and between the Transferor and the Issuer as the same may be amended from time to time.

     "Purchaser" is defined in the preamble to the Sale Agreement.

     "Purchaser Indemnified Person" is defined in Section 5.1 of the Sale
Agreement.

     "Records" means all notes, leases, security agreements and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Seller, the Servicer, any Sub-Servicer or the Issuer with respect to the Loans and the Obligors thereunder, and the other CEF Assets.

     "Recoveries" means, with respect to any Liquidated Loan, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment), in any Collection Period after such Loan became a
Liquidated Loan.

                                        7                             Annex A to
                                                             Loan Sale Agreement

     "Redemption Date" is defined in the Indenture.

     "Related Documents" means the Sale Agreement, the Purchase and Sale
Agreement, the Servicing Agreement, the Issuer Limited Liability Company
Agreement, the CEF Limited Liability Company Agreement, the Administration
Agreement, the Indenture, the Swap Agreement, and all other agreements, instruments, and documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with any of the foregoing.
Any reference in the foregoing documents to a Related Document shall include all
Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

     "Related Security" means with respect to any Loan: (a) any interest
(including security interests), if any, in the related Equipment; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Loan (including rights (if any)
to receive proceeds on insurance policies covering the Obligors); and (c) all
Records relating to such Loan.

     "Sale Agreement" means the Loan Sale Agreement, dated December 14, 2006, between GE Capital and the Purchaser, as the same may be amended or supplemented from time to time.

     "Scheduled Payment" on a Loan means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the principal balance under (x) in the case of a Precomputed Loan, the actuarial method or (y) in the case of a Simple Interest Loan, the simple interest method, in each case, over the term of the Loan and to provide interest at the APR, provided that Termination Values shall also constitute Scheduled Payments.

     "Schedules of Loans" means the schedule of Loans attached as Schedule I to the Sale Agreement (which schedule may be in the form of microfiche).

     "Securities Act" means the provisions of the Securities Act of 1933, 15
U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.

     "Securities Exchange Act" means the provisions of the Securities Exchange
Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.

     "Seller" means GE Capital, in its capacity as seller hereunder, and its successors and assigns.

     "Servicer" means General Electric Capital Corporation in its capacity as
Servicer under the Servicing Agreement, or any other Person designated as a
Successor Servicer under such agreement.

     "Servicing Agreement" means the Servicing Agreement dated as of December
14, 2006, by and between the Issuer and the Servicer, as the same may be amended or supplemented from time to time.

                                        8                             Annex A to
                                                             Loan Sale Agreement

     "Servicing Fee" is defined in the Servicing Agreement.

     "Simple Interest Loan" means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual
Percentage Rate for such Loan on the unpaid principal balance and the remainder of such payment is allocable to principal.

     "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person;
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such
Person's ability to pay as such debts and liabilities mature; and (d) such
Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as
Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Stock" means all shares, options, warrants, membership interests in a limited liability company, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule
3a11-1 of the General Rules and Regulations promulgated by the Securities and
Exchange Commission under the Securities Exchange Act).

     "Stockholder" means, with respect to any Person, each holder of Stock of such Person.

     "Sub-Servicer" means any Person with whom the Servicer enters into a
Sub-Servicing Agreement.

     "Sub-Servicing Agreement" means any written contract entered into between a
Servicer and any Sub-Servicer pursuant to and in accordance with the Servicing
Agreement.

     "Subsidiary" means, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.

     "Successor Servicer" is defined in Section 6.2 of the Servicing Agreement.

     "Swap Agreement" is defined in the Indenture.

     "Termination Value" means the "Termination Value" (if any) payable by lessee pursuant to the applicable Loan.

                                        9                             Annex A to
                                                             Loan Sale Agreement

     "Transfer Date" is defined in the Indenture.

     "Transferor" means CEF Equipment Holding, L.L.C. a Delaware limited liability company, as seller under the Purchase and Sale Agreement.

     "UCC" means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

     SECTION 2. Other Interpretive Matters. All terms defined directly or by incorporation in the Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of the Sale Agreement (including in this Annex A)
and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in such Agreement, and accounting terms partly defined in such Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the GE Capital fiscal calendar; (b) terms defined in Article 9 of the UCC and not otherwise defined in such Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to such Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means "including without limitation"; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person's successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                       10                             Annex A to
                                                             Loan Sale Agreement